Lehman Brothers

$ 323,606,000.00 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-3XS SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
Class	Approx. Size ($) (1)	Coupon (2)	Est. WAL (3) (yrs)	Payment Window (3) (mos.)	Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (S&P/ Moody’s) (5)
A1 (6)(7)	$ 96,536,000	2.03%	0.80	1-18	7.75%	January 25, 2033	AAA/Aaa
A2 (7)	32,056,000	3.57%	2.00	18-31	7.75%	January 25, 2033	AAA/Aaa
A3 (7)	18,255,000	4.23%	3.00	31-43	7.75%	January 25, 2033	AAA/Aaa
A4 (7)	29,320,000	5.07%	5.00	43-97	7.75%	January 25, 2033	AAA/Aaa
A5 (7)	12,705,000	5.98%	8.39	97-101	7.75%	January 25, 2033	AAA/Aaa
A6 (7)	75,000,000	4.59%	3.75	18-101	7.75%	January 25, 2033	AAA/Aaa
A7 (7)	4,801,000	5.98%	8.40	101-101	7.75%	January 25, 2033	AAA/Aaa
A8 (7)(8)	29,853,000	5.10%	6.42	37-101	7.75%	January 25, 2033	AAA/Aaa
A-IO (7)(9)	Notional	5.00%	N/A	N/A	N/A	January 25, 2005	AAA/Aaa
M1 (7)	13,753,000	5.42%	5.52	37-101	3.50%	January 25, 2033	AA/Aa2
M2 (7)	6,472,000	5.62%	5.52	37-101	1.50%	January 25, 2033	A/A2
M3 (7)	4,855,000	6.21%	5.52	37-101	0.00%	January 25, 2033	BBB/NR

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date,

the interest rate for each Class A Certificate (other than the Class A-IO Certificates) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption (“PPC”).  100% of the Prepayment Assumption

assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the stated credit enhancement percentage, excess spread of approximately 2.15% will provide additional credit enhancement.

(5)

All Classes of Certificates will be rated by S&P.  Classes A1, A2, A3, A4, A5, A6, A7, A8, A-IO, M1, and M2 will also be rated by Moody’s.

(6)

Accrued interest will not be applied to the Class A1 (i.e. the Class A1 will settle flat).

(7)

Classes A1, A2, A3, A4, A5, A6, A7, A8, and A-IO are the Senior Certificates; the Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

Class A8 is a non-accelerating Senior Certificate.

(9)

Class A-IO is a Senior Interest-Only Certificate, and will receive interest payments for the first 24 distribution dates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

To Maturity
Class	Approx. Size ($) (1)	Coupon (2)	Est. WAL (3) (yrs)	Payment Window (3) (mos.)	Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (S&P/ Moody’s) (5)
A1 (6)(7)	$ 96,536,000	2.03%	0.80	1-18	7.75%	January 25, 2033	AAA/Aaa
A2 (7)	32,056,000	3.57%	2.00	18-31	7.75%	January 25, 2033	AAA/Aaa
A3 (7)	18,255,000	4.23%	3.00	31-43	7.75%	January 25, 2033	AAA/Aaa
A4 (7)	29,320,000	5.07%	5.00	43-97	7.75%	January 25, 2033	AAA/Aaa
A5 (7)	12,705,000	5.98%	11.91	97-359	7.75%	January 25, 2033	AAA/Aaa
A6 (7)	75,000,000	4.59%	3.86	18-138	7.75%	January 25, 2033	AAA/Aaa
A7 (7)	4,801,000	5.98%	14.76	138-359	7.75%	January 25, 2033	AAA/Aaa
A8(7)(8)	29,853,000	5.10%	6.57	37-284	7.75%	January 25, 2033	AAA/Aaa
A-IO(7)(9))	Notional	5.00%	N/A	N/A	N/A	January 25, 2005	AAA/Aaa
M1 (7)	13,753,000	5.42%	6.16	37-358	3.50%	January 25, 2033	AA/Aa2
M2 (7)	6,472,000	5.62%	6.16	37-358	1.50%	January 25, 2033	A/A2
M3 (7)	4,855,000	6.21%	6.16	37-358	0.00%	January 25, 2033	BBB/NR

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each Class A Certificate (other than the Class A-IO Certificates) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption (“PPC”).  100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the stated credit enhancement percentage, excess spread of approximately 2.15% will provide additional credit enhancement.

(5)

All Classes of Certificates will be rated by S&P.  Classes A1, A2, A3, A4, A5, A6, A7, A8, A-IO, M1, and M2 will also be rated by Moody’s.

(6)

Accrued interest will not be applied to the Class A1 (i.e. the Class A1 will settle flat).

(7)

Classes A1, A2, A3, A4, A5, A6, A7, A8, and A-IO are the Senior Certificates; the Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

Class A8 is a non-accelerating Senior Certificate.

(9)

Class A-IO is a Senior Interest-Only Certificate, and will receive interest payments for the first 24 distribution dates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Principal Payment Priority

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A1, A2, A3, A4, A5, A6, and A7 Certificates, sequentially as follows:

(i)

First to the Class A1, and then pro rata amongst the (a) Class A2, A3, A4, and A5 and the (b) Class A6 and A7, in that order, until they have been retired;

(ii)

Beginning on the 37th distribution date, to the Class A8;

(iii)

Principal will then be allocated sequentially to the Class M1, Class M2, and
Class M3 Certificates.

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates, sequentially and in the same order as above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated sequentially to the Class M1, Class M2, and Class M3 Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of Class M1, Class M2, Class M3 and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, A5, A6, A7, A8 (the “Class A Certificates”), M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated on page 1 and (ii) the Net Funds Cap (as defined herein).  Interest for all Classes of Certificates will be calculated on a 30/360 basis.  The Interest Rate for Class A-IO will, for each Accrual Period through the Accrual Period pertaining to the 24th Distribution Date, be an annual rate equal to 5.00% on a 30/360 basis.  Interest will accrue on the Class A-IO Certificate based upon its Class Notional Amount, as defined herein.  Following the Accrual Period pertaining to the 24th Distribution Date, the Class A-IO Certificates will no longer accrue interest and will not be entitled to distributions.

The “Accrual Period” for any Class of Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and Mortgage Insurance Fee (if applicable);

(2)

To pay Current Interest and Carryforward Interest to the Class A Certificates and Current and Carryforward Interest to the Class A-IO;

(3)

To pay Current Interest and Carryforward Interest to Classes M1, M2, and M3  (the “Subordinate Classes”), sequentially;

(4)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

To pay to the Class A Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(6)

To pay sequentially to Classes M1, M2, and M3 any Deferred Amounts;

(7)

To pay remaining amounts to the holder of the Class X Certificate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the excess of (1) the weighted average Net Mortgage Rate over (2) the product of (a) 5% and (b) the Class A-IO Notional Balance divided by the Pool Balance.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate and the Mortgage Insurance Fee Rate (if applicable).

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall or Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Class A-IO Notional Amount

The Class A-IO Notional Balance will be the lesser of the beginning period collateral balance and the following schedule:

Distribution Dates (Months)	A-IO Notional Amount
1-6	$ 113,262,100
7-12	$ 51,776,960
13-18	$ 22,652,420
19-24	$ 12,944,240

On and after the 25th distribution date, the Class Notional Amount for the Class A-IO Certificate will be zero.  The Class A-IO will accrue interest at a rate of 5.00% on a 30/360 basis.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, Class M3, Class M2, and then Class M1. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount".  The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services Inc. (“Aurora”, an affiliate of Lehman Brothers), on any Distribution Date following the month in which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first available Distribution Date by Aurora Loan Services, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A-IO Certificates) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

Origination and Servicing

The majority of the Mortgage Loans were originated by First National Bank of Nevada (31.2%), Aurora (26.4%), SIB Mortgage Corp. (21.7%), and GreenPoint Mortgage Funding, Inc. (11.5%).  As of the closing date, 81.3% and 11.7% of the Mortgage Loans will be serviced by Aurora and SIB Mortgage Corp., respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Credit Enhancement

Subordination

The Class A and  Class A-IO Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A and Class A-IO Certificates will have the preferential right to receive interest due to them and principal available for distribution (other than the Class A-IO Certificates) over Classes having a lower priority of distribution.  Similarly, Class M1 will be senior in right of priority to Class M2 and Class M3 and Class M2 will be senior in right of priority to Class M3.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until Classes M3, M2, and M1 have been reduced to zero.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [   ] of the Senior Enhancement Percentage for that Distribution Date.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

A1 AAA/Aaa 2.03%		A-IO AAA/Aaa 5.00%

Principal will be paid first to the Class A1, and then pro rata amongst the (a) Class A2, A3, A4, and A5 and the (b) Class A6 and A7.

Class A-IO is a senior interest-only class and has the preferential right to receive Interest over the

Subordinate Classes.

Class A8 is a senior non-accelerating class subject to a lock-out period of 36 months with respect to principal payments.

Classes M1, M2, and M3 are Subordinate Classes subject to a lock-out period of 36 months with respect to principal payments.

A2 AAA/Aaa 3.57%	A6 AAA/Aaa 4.59%
A3 AAA/Aaa 4.23%
A4 AAA/Aaa 5.07%	A7 AAA/Aaa 5.98%
A5 AAA/Aaa 5.98%
A8 AAA/Aaa 5.10%
M1 AA/Aa2 5.42%
M2 A/A2 5.62%
M3 BBB/NR 6.21%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Contacts
Syndicate	Kevin White	(212) 526-9519
	Daniel Covello	(212) 526-9519

MBS Trading and Structuring	Brian Hargrave	(212) 526-8320
	Khalil Kanaan	(212) 526-8315
	Rich McKinney	(212) 526-8320
	Tim Dooley	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Doni Israeli	(212) 526-5754
	Andrea Lenox	(212) 526-9637

MBS Modeling	Sei-Hyong Park	(212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Summary of Terms
Issuer:	Structured Asset Securities Corp. 2003-3XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank, N.A.
Master Servicer:	Aurora Loan Services Inc.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day
Cut-Off Date:	January 1, 2003
Expected Pricing Date:	January [17], 2003
Expected Closing Date:	January 30, 2003
Expected Settlement Date:	January 30, 2003 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay – All Classes (except for Class A1, which has a zero day delay)
Dated Date:	January 1, 2003 (except for Class A1, which has a Dated Date of January 30, 2003)
First Payment Date:	February 25, 2003
Day Count:	30/360 for all classes
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.25% of the Pool principal balance annually

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:

Minimum $25,000; increments $1 in excess thereof for Class A Certificates.  Minimum $100,000; increments $1,000 in excess thereof for Classes M1, M2, and M3 Certificates.  Minimum $500,000; increments $1 in excess thereof for Class A-IO Certificates.

SMMEA Eligibility:	All classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A, A-IO, M1, M2 and M3 Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Sensitivity Analysis - To 10% Call

Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.67	0.93	0.80	0.67	0.53
Duration (yrs) (2)	1.62	0.91	0.78	0.65	0.52
Window (mo)	1 - 40	1 - 21	1 - 18	1 - 15	1 - 11
Yield (%) at 100	2.04	2.04	2.04	2.04	2.04
Expected Final Mat.	5/25/06	10/25/04	7/25/04	4/25/04	12/25/03

Class A2
Avg. Life (yrs)	4.70	2.38	2.00	1.61	1.22
Duration (yrs) (2)	4.24	2.25	1.90	1.54	1.17
Window (mo)	40 - 76	21 - 37	18 - 31	15 - 25	11 - 18
Yield (%) at 100	3.54	3.49	3.47	3.44	3.39
Expected Final Mat.	5/25/09	2/25/06	8/25/05	2/25/05	7/25/04

Class A3
Avg. Life (yrs)	8.05	3.68	3.00	2.35	1.74
Duration (yrs) (2)	6.67	3.34	2.76	2.19	1.64
Window (mo)	76 - 121	37 - 53	31 - 43	25 - 32	18 - 24
Yield (%) at 100	4.23	4.18	4.17	4.14	4.10
Expected Final Mat.	2/25/13	6/25/07	8/25/06	9/25/05	1/25/05

Class A4
Avg. Life (yrs)	14.01	6.50	5.00	3.69	2.43
Duration (yrs) (2)	9.73	5.36	4.30	3.28	2.23
Window (mo)	121 - 220	53 - 121	43 - 97	32 - 62	24 - 36
Yield (%) at 100	5.09	5.06	5.05	5.02	4.97
Expected Final Mat.	5/25/21	2/25/13	2/25/11	3/25/08	1/25/06

Class A5
Avg. Life (yrs)	18.32	10.07	8.39	6.22	4.06
Duration (yrs) (2)	10.85	7.37	6.43	5.05	3.50
Window (mo)	220 - 220	121 - 121	97 - 101	62 - 79	36 - 57
Yield (%) at 100	6.02	6.00	5.99	5.98	5.94
Expected Final Mat.	5/25/21	2/25/13	6/25/11	8/25/09	10/25/07

Class A6
Avg. Life (yrs)	9.67	4.68	3.75	2.83	1.94
Duration (yrs) (2)	7.31	4.01	3.30	2.56	1.80
Window (mo)	40 - 220	21 - 121	18 - 101	15 - 79	11 - 50
Yield (%) at 100	4.59	4.56	4.54	4.51	4.46
Expected Final Mat.	5/25/21	2/25/13	6/25/11	8/25/09	3/25/07

Class A7
Avg. Life (yrs)	18.32	10.07	8.40	6.57	4.56
Duration (yrs) (2)	10.85	7.37	6.43	5.29	3.88
Window (mo)	220 - 220	121 - 121	101 - 101	79 - 79	50 - 57
Yield (%) at 100	6.02	6.00	5.99	5.98	5.95
Expected Final Mat.	5/25/21	2/25/13	6/25/11	8/25/09	10/25/07

(1)

100% of the Prepayment Assumption is defined on pages one and two.

(2)

For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Sensitivity Analysis - To 10% Call (continued)
Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A8
Avg. Life (yrs)	8.34	6.80	6.42	5.70	4.57
Duration (yrs) (2)	6.51	5.56	5.30	4.81	3.98
Window (mo)	37 - 220	37 - 121	37 - 101	39 - 79	42 - 57
Yield (%) at 100	5.10	5.09	5.09	5.08	5.07
Expected Final Mat.	5/25/21	2/25/13	6/25/11	8/25/09	10/25/07

Class M1
Avg. Life (yrs)	12.42	6.62	5.52	4.50	3.73
Duration (yrs) (2)	8.59	5.32	4.58	3.86	3.29
Window (mo)	75 - 220	39 - 121	37 - 101	37 - 79	39 - 57
Yield (%) at 100	5.44	5.41	5.40	5.39	5.37
Expected Final Mat.	5/25/21	2/25/13	6/25/11	8/25/09	10/25/07

Class M2
Avg. Life (yrs)	12.42	6.62	5.52	4.47	3.62
Duration (yrs) (2)	8.49	5.28	4.55	3.81	3.19
Window (mo)	75 - 220	39 - 121	37 - 101	37 - 79	37 - 57
Yield (%) at 100	5.64	5.62	5.60	5.59	5.57
Expected Final Mat.	5/25/21	2/25/13	6/25/11	8/25/09	10/25/07

Class M3
Avg. Life (yrs)	12.42	6.62	5.52	4.47	3.58
Duration (yrs) (2)	8.18	5.17	4.46	3.75	3.11
Window (mo)	75 - 220	39 - 121	37 - 101	37 - 79	37 - 57
Yield (%) at 100	6.24	6.21	6.20	6.18	6.16
Expected Final Mat.	5/25/21	2/25/13	6/25/11	8/25/09	10/25/07

(1)

100% of the Prepayment Assumption is defined on pages one and two.

(2)

For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Sensitivity Analysis - To Maturity
Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.67	0.93	0.80	0.67	0.53
Duration (yrs) (2)	1.62	0.91	0.78	0.65	0.52
Window (mo)	1 - 40	1 - 21	1 - 18	1 - 15	1 - 11
Yield (%) at 100	2.04	2.04	2.04	2.04	2.04
Expected Final Mat.	5/25/06	10/25/04	7/25/04	4/25/04	12/25/03

Class A2
Avg. Life (yrs)	4.70	2.38	2.00	1.61	1.22
Duration (yrs) (2)	4.24	2.25	1.90	1.54	1.17
Window (mo)	40 - 76	21 - 37	18 - 31	15 - 25	11 - 18
Yield (%) at 100	3.54	3.49	3.47	3.44	3.39
Expected Final Mat.	5/25/09	2/25/06	8/25/05	2/25/05	7/25/04

Class A3
Avg. Life (yrs)	8.05	3.68	3.00	2.35	1.74
Duration (yrs) (2)	6.67	3.34	2.76	2.19	1.64
Window (mo)	76 - 121	37 - 53	31 - 43	25 - 32	18 - 24
Yield (%) at 100	4.23	4.18	4.17	4.14	4.10
Expected Final Mat.	2/25/13	6/25/07	8/25/06	9/25/05	1/25/05

Class A4
Avg. Life (yrs)	14.03	6.50	5.00	3.69	2.43
Duration (yrs) (2)	9.74	5.36	4.30	3.28	2.23
Window (mo)	121 - 229	53 - 124	43 - 97	32 - 62	24 - 36
Yield (%) at 100	5.09	5.06	5.05	5.02	4.97
Expected Final Mat.	2/25/22	5/25/13	2/25/11	3/25/08	1/25/06

Class A5
Avg. Life (yrs)	23.35	14.35	11.91	8.49	4.13
Duration (yrs) (2)	12.23	9.24	8.16	6.31	3.55
Window (mo)	229 - 359	124 - 359	97 - 359	62 - 358	36 - 71
Yield (%) at 100	6.08	6.12	6.12	6.10	5.95
Expected Final Mat.	12/25/32	12/25/32	12/25/32	11/25/32	12/25/08

Class A6
Avg. Life (yrs)	9.91	4.83	3.86	2.84	1.94
Duration (yrs) (2)	7.41	4.10	3.37	2.57	1.80
Window (mo)	40 - 282	21 - 166	18 - 138	15 - 103	11 - 50
Yield (%) at 100	4.60	4.57	4.55	4.52	4.46
Expected Final Mat.	7/25/26	11/25/16	7/25/14	8/25/11	3/25/07

Class A7
Avg. Life (yrs)	26.23	17.49	14.76	11.59	4.72
Duration (yrs) (2)	12.92	10.46	9.43	8.03	4.00
Window (mo)	282 - 359	166 - 359	138 - 359	103 - 358	50 - 71
Yield (%) at 100	6.11	6.17	6.18	6.18	5.97
Expected Final Mat.	12/25/32	12/25/32	12/25/32	11/25/32	12/25/08

(1)

100% of the Prepayment Assumption is defined on pages one and two.

(2)

For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Sensitivity Analysis - To Maturity (continued)
Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A8
Avg. Life (yrs)	8.35	6.88	6.57	6.28	6.20
Duration (yrs) (2)	6.51	5.60	5.40	5.20	5.12
Window (mo)	37 - 351	37 - 312	37 - 284	39 - 247	42 - 356
Yield (%) at 100	5.10	5.10	5.10	5.13	5.21
Expected Final Mat.	4/25/32	1/25/29	9/25/26	8/25/23	9/25/32

Class M1
Avg. Life (yrs)	13.30	7.37	6.16	5.02	4.10
Duration (yrs) (2)	8.88	5.70	4.93	4.18	3.55
Window (mo)	75 - 359	39 - 359	37 - 358	37 - 357	39 - 346
Yield (%) at 100	5.46	5.47	5.46	5.45	5.44
Expected Final Mat.	12/25/32	12/25/32	11/25/32	10/25/32	11/25/31

Class M2
Avg. Life (yrs)	13.30	7.37	6.16	4.99	3.99
Duration (yrs) (2)	8.76	5.65	4.90	4.13	3.44
Window (mo)	75 - 359	39 - 359	37 - 358	37 - 357	37 - 339
Yield (%) at 100	5.67	5.67	5.66	5.65	5.64
Expected Final Mat.	12/25/32	12/25/32	11/25/32	10/25/32	4/25/31

Class M3
Avg. Life (yrs)	13.30	7.37	6.16	4.99	3.95
Duration (yrs) (2)	8.43	5.50	4.79	4.05	3.36
Window (mo)	75 - 359	39 - 359	37 - 358	37 - 357	37 - 337
Yield (%) at 100	6.26	6.26	6.26	6.25	6.23
Expected Final Mat.	12/25/32	12/25/32	11/25/32	10/25/32	2/25/31

(1)

100% of the Prepayment Assumption is defined on pages one and two.

(2)

For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A1)

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	2.58	1.61	3.01	0.90	3.16	0.78	3.39	0.65	3.74	0.51
99-06	2.54		2.94		3.08		3.29		3.62
99-08	2.50		2.87		3.00		3.19		3.50
99-10	2.47		2.80		2.92		3.10		3.38
99-12	2.43		2.73		2.84		3.00		3.25

99-14	2.39	1.61	2.66	0.91	2.76	0.78	2.90	0.65	3.13	0.51
99-16	2.35		2.59		2.68		2.81		3.01
99-18	2.31		2.52		2.60		2.71		2.89
99-20	2.27		2.45		2.52		2.61		2.77
99-22	2.23		2.38		2.44		2.52		2.64

99-24	2.19	1.62	2.31	0.91	2.36	0.78	2.42	0.65	2.52	0.52
99-26	2.15		2.24		2.28		2.33		2.40
99-28	2.12		2.18		2.20		2.23		2.28
99-30	2.08		2.11		2.12		2.13		2.16
100-00	2.04		2.04		2.04		2.04		2.04

100-02	2.00	1.62	1.97	0.91	1.96	0.79	1.94	0.65	1.92	0.52
100-04	1.96		1.90		1.88		1.85		1.80
100-06	1.92		1.83		1.80		1.75		1.68
100-08	1.88		1.76		1.72		1.66		1.56
100-10	1.85		1.70		1.64		1.56		1.44

100-12	1.81	1.62	1.63	0.91	1.56	0.79	1.47	0.66	1.32	0.52
100-14	1.77		1.56		1.48		1.37		1.20
100-16	1.73		1.49		1.40		1.28		1.08
100-18	1.69		1.42		1.33		1.18		0.96
100-20	1.65		1.36		1.25		1.09		0.84

100-22	1.62	1.63	1.29	0.92	1.17	0.79	0.99	0.66	0.72	0.52
100-24	1.58		1.22		1.09		0.90		0.60
100-26	1.54		1.15		1.01		0.81		0.48
100-28	1.50		1.09		0.93		0.71		0.37

WAL	1.67		0.93		0.80		0.67		0.53
First Pay	2/25/03		2/25/03		2/25/03		2/25/03		2/25/03
Last Pay	5/25/06		10/25/04		7/25/04		4/25/04		12/25/03

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A2)

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	3.75	4.24	3.88	2.24	3.93	1.89	4.01	1.53	4.14	1.17
99-06	3.73		3.85		3.90		3.97		4.09
99-08	3.72		3.83		3.87		3.93		4.04
99-10	3.70		3.80		3.83		3.89		3.98
99-12	3.69		3.77		3.80		3.85		3.93

99-14	3.67	4.24	3.74	2.24	3.77	1.89	3.81	1.54	3.87	1.17
99-16	3.66		3.71		3.73		3.77		3.82
99-18	3.64		3.69		3.70		3.73		3.77
99-20	3.63		3.66		3.67		3.69		3.71
99-22	3.61		3.63		3.64		3.65		3.66

99-24	3.60	4.24	3.60	2.25	3.60	1.90	3.60	1.54	3.61	1.17
99-26	3.58		3.57		3.57		3.56		3.55
99-28	3.57		3.55		3.54		3.52		3.50
99-30	3.56		3.52		3.50		3.48		3.45
100-00	3.54		3.49		3.47		3.44		3.39

100-02	3.53	4.24	3.46	2.25	3.44	1.90	3.40	1.54	3.34	1.17
100-04	3.51		3.44		3.41		3.36		3.29
100-06	3.50		3.41		3.37		3.32		3.23
100-08	3.48		3.38		3.34		3.28		3.18
100-10	3.47		3.35		3.31		3.24		3.13

100-12	3.45	4.25	3.32	2.25	3.27	1.90	3.20	1.54	3.08	1.17
100-14	3.44		3.30		3.24		3.16		3.02
100-16	3.42		3.27		3.21		3.12		2.97
100-18	3.41		3.24		3.18		3.08		2.92
100-20	3.39		3.21		3.14		3.04		2.86

100-22	3.38	4.25	3.19	2.25	3.11	1.90	3.00	1.54	2.81	1.17
100-24	3.37		3.16		3.08		2.96		2.76
100-26	3.35		3.13		3.05		2.92		2.71
100-28	3.34		3.10		3.01		2.88		2.65

WAL	4.70		2.38		2.00		1.61		1.22
First Pay	5/25/06		10/25/04		7/25/04		4/25/04		12/25/03
Last Pay	5/25/09		2/25/06		8/25/05		2/25/05		7/25/04

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A3)

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	4.36	6.66	4.45	3.34	4.48	2.76	4.54	2.19	4.63	1.64
99-06	4.35		4.43		4.46		4.51		4.59
99-08	4.34		4.41		4.44		4.48		4.55
99-10	4.33		4.39		4.41		4.45		4.51
99-12	4.32		4.37		4.39		4.42		4.48

99-14	4.31	6.66	4.35	3.34	4.37	2.76	4.40	2.19	4.44	1.64
99-16	4.30		4.33		4.35		4.37		4.40
99-18	4.29		4.31		4.32		4.34		4.36
99-20	4.28		4.30		4.30		4.31		4.32
99-22	4.27		4.28		4.28		4.28		4.29

99-24	4.26	6.67	4.26	3.34	4.26	2.76	4.25	2.19	4.25	1.64
99-26	4.25		4.24		4.23		4.22		4.21
99-28	4.24		4.22		4.21		4.20		4.17
99-30	4.23		4.20		4.19		4.17		4.13
100-00	4.23		4.18		4.17		4.14		4.10

100-02	4.22	6.67	4.16	3.34	4.14	2.76	4.11	2.19	4.06	1.64
100-04	4.21		4.15		4.12		4.08		4.02
100-06	4.20		4.13		4.10		4.05		3.98
100-08	4.19		4.11		4.08		4.03		3.94
100-10	4.18		4.09		4.05		4.00		3.91

100-12	4.17	6.68	4.07	3.34	4.03	2.76	3.97	2.19	3.87	1.64
100-14	4.16		4.05		4.01		3.94		3.83
100-16	4.15		4.03		3.99		3.91		3.79
100-18	4.14		4.02		3.96		3.88		3.76
100-20	4.13		4.00		3.94		3.86		3.72

100-22	4.12	6.68	3.98	3.35	3.92	2.77	3.83	2.20	3.68	1.65
100-24	4.11		3.96		3.90		3.80		3.64
100-26	4.10		3.94		3.87		3.77		3.61
100-28	4.10		3.92		3.85		3.74		3.57

WAL	8.05		3.68		3.00		2.35		1.74
First Pay	5/25/09		2/25/06		8/25/05		2/25/05		7/25/04
Last Pay	2/25/13		6/25/07		8/25/06		9/25/05		1/25/05

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A4

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	5.18	9.71	5.22	5.35	5.25	4.29	5.29	3.27	5.37	2.22
99-06	5.17		5.21		5.23		5.27		5.34
99-08	5.17		5.20		5.22		5.25		5.31
99-10	5.16		5.19		5.21		5.23		5.28
99-12	5.15		5.18		5.19		5.21		5.25

99-14	5.15	9.72	5.17	5.35	5.18	4.29	5.19	3.28	5.22	2.23
99-16	5.14		5.15		5.16		5.17		5.20
99-18	5.13		5.14		5.15		5.15		5.17
99-20	5.13		5.13		5.13		5.14		5.14
99-22	5.12		5.12		5.12		5.12		5.11

99-24	5.11	9.73	5.11	5.36	5.10	4.29	5.10	3.28	5.08	2.23
99-26	5.11		5.10		5.09		5.08		5.06
99-28	5.10		5.08		5.07		5.06		5.03
99-30	5.10		5.07		5.06		5.04		5.00
100-00	5.09		5.06		5.05		5.02		4.97

100-02	5.08	9.74	5.05	5.36	5.03	4.30	5.00	3.28	4.94	2.23
100-04	5.08		5.04		5.02		4.98		4.92
100-06	5.07		5.03		5.00		4.96		4.89
100-08	5.06		5.01		4.99		4.95		4.86
100-10	5.06		5.00		4.97		4.93		4.83

100-12	5.05	9.75	4.99	5.36	4.96	4.30	4.91	3.28	4.81	2.23
100-14	5.04		4.98		4.94		4.89		4.78
100-16	5.04		4.97		4.93		4.87		4.75
100-18	5.03		4.96		4.92		4.85		4.72
100-20	5.03		4.95		4.90		4.83		4.69

100-22	5.02	9.76	4.93	5.37	4.89	4.30	4.81	3.29	4.67	2.23
100-24	5.01		4.92		4.87		4.79		4.64
100-26	5.01		4.91		4.86		4.78		4.61
100-28	5.00		4.90		4.84		4.76		4.58

WAL	14.01		6.50		5.00		3.69		2.43
First Pay	2/25/13		6/25/07		8/25/06		9/25/05		1/25/05
Last Pay	5/25/21		2/25/13		2/25/11		3/25/08		1/25/06

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A5

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	6.10	10.81	6.12	7.35	6.13	6.41	6.15	5.04	6.19	3.49
99-06	6.09		6.11		6.12		6.14		6.17
99-08	6.09		6.10		6.11		6.12		6.16
99-10	6.08		6.09		6.10		6.11		6.14
99-12	6.08		6.09		6.09		6.10		6.12

99-14	6.07	10.83	6.08	7.36	6.08	6.42	6.09	5.04	6.10	3.49
99-16	6.06		6.07		6.07		6.08		6.08
99-18	6.06		6.06		6.06		6.06		6.07
99-20	6.05		6.05		6.05		6.05		6.05
99-22	6.05		6.04		6.04		6.04		6.03

99-24	6.04	10.84	6.03	7.36	6.03	6.42	6.03	5.05	6.01	3.50
99-26	6.04		6.03		6.02		6.01		5.99
99-28	6.03		6.02		6.01		6.00		5.98
99-30	6.02		6.01		6.00		5.99		5.96
100-00	6.02		6.00		5.99		5.98		5.94

100-02	6.01	10.85	5.99	7.37	5.98	6.43	5.96	5.05	5.92	3.50
100-04	6.01		5.98		5.97		5.95		5.91
100-06	6.00		5.98		5.96		5.94		5.89
100-08	6.00		5.97		5.95		5.93		5.87
100-10	5.99		5.96		5.94		5.91		5.85

100-12	5.98	10.87	5.95	7.37	5.94	6.43	5.90	5.05	5.83	3.50
100-14	5.98		5.94		5.93		5.89		5.82
100-16	5.97		5.93		5.92		5.88		5.80
100-18	5.97		5.93		5.91		5.87		5.78
100-20	5.96		5.92		5.90		5.85		5.76

100-22	5.96	10.88	5.91	7.38	5.89	6.44	5.84	5.06	5.75	3.51
100-24	5.95		5.90		5.88		5.83		5.73
100-26	5.94		5.89		5.87		5.82		5.71
100-28	5.94		5.88		5.86		5.80		5.69

WAL	18.32		10.07		8.39		6.22		4.06
First Pay	5/25/21		2/25/13		2/25/11		3/25/08		1/25/06
Last Pay	5/25/21		2/25/13		6/25/11		8/25/09		10/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A6

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	4.71	7.28	4.78	3.99	4.81	3.29	4.86	2.55	4.95	1.80
99-06	4.70		4.76		4.79		4.83		4.92
99-08	4.70		4.75		4.77		4.81		4.88
99-10	4.69		4.73		4.75		4.78		4.85
99-12	4.68		4.71		4.73		4.76		4.81

99-14	4.67	7.29	4.70	4.00	4.71	3.29	4.73	2.56	4.78	1.80
99-16	4.66		4.68		4.69		4.71		4.74
99-18	4.65		4.67		4.67		4.69		4.71
99-20	4.64		4.65		4.65		4.66		4.67
99-22	4.63		4.64		4.64		4.64		4.64

99-24	4.63	7.30	4.62	4.01	4.62	3.30	4.61	2.56	4.60	1.80
99-26	4.62		4.60		4.60		4.59		4.57
99-28	4.61		4.59		4.58		4.56		4.53
99-30	4.60		4.57		4.56		4.54		4.50
100-00	4.59		4.56		4.54		4.51		4.46

100-02	4.58	7.31	4.54	4.01	4.52	3.30	4.49	2.56	4.43	1.80
100-04	4.58		4.53		4.50		4.47		4.40
100-06	4.57		4.51		4.49		4.44		4.36
100-08	4.56		4.50		4.47		4.42		4.33
100-10	4.55		4.48		4.45		4.39		4.29

100-12	4.54	7.32	4.46	4.02	4.43	3.31	4.37	2.57	4.26	1.81
100-14	4.53		4.45		4.41		4.35		4.22
100-16	4.52		4.43		4.39		4.32		4.19
100-18	4.52		4.42		4.37		4.30		4.16
100-20	4.51		4.40		4.35		4.27		4.12

100-22	4.50	7.33	4.39	4.02	4.34	3.31	4.25	2.57	4.09	1.81
100-24	4.49		4.37		4.32		4.22		4.05
100-26	4.48		4.36		4.30		4.20		4.02
100-28	4.47		4.34		4.28		4.18		3.98

WAL	9.67		4.68		3.75		2.83		1.94
First Pay	5/25/06		10/25/04		7/25/04		4/25/04		12/25/03
Last Pay	5/25/21		2/25/13		6/25/11		8/25/09		3/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A7

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	6.10	10.81	6.12	7.35	6.13	6.42	6.15	5.28	6.18	3.88
99-06	6.09		6.11		6.12		6.13		6.16
99-08	6.09		6.10		6.11		6.12		6.15
99-10	6.08		6.09		6.10		6.11		6.13
99-12	6.08		6.09		6.09		6.10		6.11

99-14	6.07	10.83	6.08	7.36	6.08	6.42	6.09	5.28	6.10	3.88
99-16	6.06		6.07		6.07		6.07		6.08
99-18	6.06		6.06		6.06		6.06		6.06
99-20	6.05		6.05		6.05		6.05		6.05
99-22	6.05		6.04		6.04		6.04		6.03

99-24	6.04	10.84	6.03	7.36	6.03	6.43	6.03	5.29	6.02	3.88
99-26	6.04		6.03		6.02		6.02		6.00
99-28	6.03		6.02		6.01		6.00		5.98
99-30	6.02		6.01		6.00		5.99		5.97
100-00	6.02		6.00		5.99		5.98		5.95

100-02	6.01	10.85	5.99	7.37	5.98	6.43	5.97	5.29	5.94	3.88
100-04	6.01		5.98		5.97		5.96		5.92
100-06	6.00		5.98		5.96		5.94		5.90
100-08	6.00		5.97		5.95		5.93		5.89
100-10	5.99		5.96		5.94		5.92		5.87

100-12	5.98	10.87	5.95	7.37	5.94	6.44	5.91	5.29	5.86	3.89
100-14	5.98		5.94		5.93		5.90		5.84
100-16	5.97		5.93		5.92		5.89		5.82
100-18	5.97		5.93		5.91		5.87		5.81
100-20	5.96		5.92		5.90		5.86		5.79

100-22	5.96	10.88	5.91	7.38	5.89	6.44	5.85	5.30	5.78	3.89
100-24	5.95		5.90		5.88		5.84		5.76
100-26	5.94		5.89		5.87		5.83		5.75
100-28	5.94		5.88		5.86		5.82		5.73

WAL	18.32		10.07		8.40		6.57		4.56
First Pay	5/25/21		2/25/13		6/25/11		8/25/09		3/25/07
Last Pay	5/25/21		2/25/13		6/25/11		8/25/09		10/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class A8

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	5.24	6.49	5.25	5.54	5.26	5.29	5.27	4.80	5.29	3.97
99-06	5.23		5.24		5.24		5.25		5.27
99-08	5.22		5.23		5.23		5.24		5.26
99-10	5.21		5.22		5.22		5.23		5.24
99-12	5.20		5.21		5.21		5.21		5.23

99-14	5.19	6.50	5.19	5.55	5.20	5.30	5.20	4.81	5.21	3.97
99-16	5.18		5.18		5.18		5.19		5.19
99-18	5.17		5.17		5.17		5.17		5.18
99-20	5.16		5.16		5.16		5.16		5.16
99-22	5.15		5.15		5.15		5.15		5.15

99-24	5.14	6.50	5.14	5.55	5.14	5.30	5.14	4.81	5.13	3.98
99-26	5.13		5.13		5.13		5.12		5.12
99-28	5.12		5.12		5.11		5.11		5.10
99-30	5.11		5.10		5.10		5.10		5.08
100-00	5.10		5.09		5.09		5.08		5.07

100-02	5.09	6.51	5.08	5.56	5.08	5.30	5.07	4.82	5.05	3.98
100-04	5.08		5.07		5.07		5.06		5.04
100-06	5.07		5.06		5.06		5.05		5.02
100-08	5.06		5.05		5.04		5.03		5.01
100-10	5.05		5.04		5.03		5.02		4.99

100-12	5.05	6.52	5.03	5.56	5.02	5.31	5.01	4.82	4.98	3.98
100-14	5.04		5.02		5.01		4.99		4.96
100-16	5.03		5.00		5.00		4.98		4.94
100-18	5.02		4.99		4.99		4.97		4.93
100-20	5.01		4.98		4.97		4.96		4.91

100-22	5.00	6.52	4.97	5.57	4.96	5.31	4.94	4.82	4.90	3.98
100-24	4.99		4.96		4.95		4.93		4.88
100-26	4.98		4.95		4.94		4.92		4.87
100-28	4.97		4.94		4.93		4.90		4.85

WAL	8.34		6.80		6.42		5.70		4.57
First Pay	2/25/06		2/25/06		2/25/06		4/25/06		7/25/06
Last Pay	5/25/21		2/25/13		6/25/11		8/25/09		10/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class M1

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	5.54	8.56	5.58	5.31	5.59	4.57	5.62	3.85	5.64	3.28
99-06	5.53		5.57		5.58		5.60		5.62
99-08	5.53		5.55		5.57		5.58		5.60
99-10	5.52		5.54		5.55		5.57		5.58
99-12	5.51		5.53		5.54		5.55		5.56

99-14	5.51	8.57	5.52	5.31	5.53	4.57	5.53	3.85	5.54	3.28
99-16	5.50		5.51		5.51		5.52		5.52
99-18	5.49		5.50		5.50		5.50		5.50
99-20	5.48		5.48		5.48		5.49		5.49
99-22	5.48		5.47		5.47		5.47		5.47

99-24	5.47	8.58	5.46	5.32	5.46	4.58	5.45	3.86	5.45	3.29
99-26	5.46		5.45		5.44		5.44		5.43
99-28	5.45		5.44		5.43		5.42		5.41
99-30	5.45		5.43		5.42		5.40		5.39
100-00	5.44		5.41		5.40		5.39		5.37

100-02	5.43	8.59	5.40	5.33	5.39	4.58	5.37	3.86	5.35	3.29
100-04	5.43		5.39		5.38		5.36		5.33
100-06	5.42		5.38		5.36		5.34		5.32
100-08	5.41		5.37		5.35		5.32		5.30
100-10	5.40		5.36		5.34		5.31		5.28

100-12	5.40	8.60	5.34	5.33	5.32	4.59	5.29	3.86	5.26	3.29
100-14	5.39		5.33		5.31		5.28		5.24
100-16	5.38		5.32		5.29		5.26		5.22
100-18	5.37		5.31		5.28		5.24		5.20
100-20	5.37		5.30		5.27		5.23		5.18

100-22	5.36	8.61	5.29	5.34	5.25	4.59	5.21	3.87	5.16	3.29
100-24	5.35		5.27		5.24		5.20		5.15
100-26	5.35		5.26		5.23		5.18		5.13
100-28	5.34		5.25		5.21		5.16		5.11

WAL	12.42		6.62		5.52		4.50		3.73
First Pay	4/25/09		4/25/06		2/25/06		2/25/06		4/25/06
Last Pay	5/25/21		2/25/13		6/25/11		8/25/09		10/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class M2

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	5.75	8.46	5.78	5.27	5.80	4.54	5.82	3.80	5.84	3.18
99-06	5.74		5.77		5.78		5.80		5.82
99-08	5.73		5.76		5.77		5.78		5.80
99-10	5.72		5.75		5.76		5.77		5.78
99-12	5.72		5.73		5.74		5.75		5.76

99-14	5.71	8.47	5.72	5.27	5.73	4.54	5.74	3.81	5.75	3.18
99-16	5.70		5.71		5.71		5.72		5.73
99-18	5.69		5.70		5.70		5.70		5.71
99-20	5.69		5.69		5.69		5.69		5.69
99-22	5.68		5.67		5.67		5.67		5.67

99-24	5.67	8.48	5.66	5.28	5.66	4.55	5.65	3.81	5.65	3.18
99-26	5.66		5.65		5.65		5.64		5.63
99-28	5.66		5.64		5.63		5.62		5.61
99-30	5.65		5.63		5.62		5.60		5.59
100-00	5.64		5.62		5.60		5.59		5.57

100-02	5.63	8.49	5.60	5.28	5.59	4.55	5.57	3.82	5.55	3.19
100-04	5.63		5.59		5.58		5.56		5.53
100-06	5.62		5.58		5.56		5.54		5.51
100-08	5.61		5.57		5.55		5.52		5.49
100-10	5.61		5.56		5.54		5.51		5.47

100-12	5.60	8.50	5.54	5.29	5.52	4.56	5.49	3.82	5.45	3.19
100-14	5.59		5.53		5.51		5.47		5.43
100-16	5.58		5.52		5.50		5.46		5.41
100-18	5.58		5.51		5.48		5.44		5.39
100-20	5.57		5.50		5.47		5.43		5.37

100-22	5.56	8.51	5.49	5.30	5.45	4.56	5.41	3.82	5.36	3.19
100-24	5.55		5.47		5.44		5.39		5.34
100-26	5.55		5.46		5.43		5.38		5.32
100-28	5.54		5.45		5.41		5.36		5.30

WAL	12.42		6.62		5.52		4.47		3.62
First Pay	4/25/09		4/25/06		2/25/06		2/25/06		2/25/06
Last Pay	5/25/21		2/25/13		6/25/11		8/25/09		10/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Price / Yield Sensitivity Analysis (To 10% Call) – Class M3

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	6.35	8.15	6.38	5.15	6.39	4.45	6.41	3.74	6.44	3.11
99-06	6.34		6.37		6.38		6.40		6.42
99-08	6.33		6.36		6.37		6.38		6.40
99-10	6.32		6.34		6.35		6.36		6.38
99-12	6.32		6.33		6.34		6.35		6.36

99-14	6.31	8.16	6.32	5.16	6.32	4.46	6.33	3.75	6.34	3.11
99-16	6.30		6.31		6.31		6.31		6.32
99-18	6.29		6.30		6.30		6.30		6.30
99-20	6.29		6.28		6.28		6.28		6.28
99-22	6.28		6.27		6.27		6.26		6.26

99-24	6.27	8.17	6.26	5.16	6.25	4.46	6.25	3.75	6.24	3.11
99-26	6.26		6.25		6.24		6.23		6.22
99-28	6.26		6.23		6.23		6.21		6.20
99-30	6.25		6.22		6.21		6.20		6.18
100-00	6.24		6.21		6.20		6.18		6.16

100-02	6.23	8.18	6.20	5.17	6.18	4.47	6.16	3.75	6.14	3.11
100-04	6.23		6.19		6.17		6.15		6.12
100-06	6.22		6.17		6.16		6.13		6.10
100-08	6.21		6.16		6.14		6.11		6.08
100-10	6.20		6.15		6.13		6.10		6.06

100-12	6.19	8.20	6.14	5.17	6.11	4.47	6.08	3.76	6.04	3.12
100-14	6.19		6.13		6.10		6.07		6.02
100-16	6.18		6.11		6.09		6.05		6.00
100-18	6.17		6.10		6.07		6.03		5.98
100-20	6.16		6.09		6.06		6.02		5.96

100-22	6.16	8.21	6.08	5.18	6.05	4.48	6.00	3.76	5.94	3.12
100-24	6.15		6.07		6.03		5.98		5.92
100-26	6.14		6.06		6.02		5.97		5.90
100-28	6.13		6.04		6.00		5.95		5.88

WAL	12.42		6.62		5.52		4.47		3.58
First Pay	4/25/09		4/25/06		2/25/06		2/25/06		2/25/06
Last Pay	5/25/21		2/25/13		6/25/11		8/25/09		10/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

A-IO Sensitivity Analysis (1)
3-27 7.016% 3-27+ 6.385% 3-28 5.760% 3-28+ 5.140% 3-29 4.526% 3-29+ 3.917% 3-30 3.314% 3-30+ 2.715% 3-31 2.122% Mod. Dur. 0.60 (3)

(1)

Shown at 100% of the Prepayment Assumption as defined on pages one and two.

(2)

These prices do not include accrued interest.  Accrued interest has been added to the price for purposes of calculating the yield.

(3)

Assumes a price of 3-29 plus accrued interest.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

SASC 2003-3XS Collateral Summary*

Total Number of Loans	1,642	Occupancy Status
Total Outstanding Loan Balance	$326,700,340	Primary Home 83.6%
Average Loan Principal Balance	$198,965	Investment 14.6%
Prepayment Penalty	38.2%	Second Home 1.8%
Weighted Average Coupon	8.0%
Weighted Average Original Term (mo.)	359.9
Weighted Average Remaining Term (mo.)	357.8	Geographic Distribution
Weighted Average Loan Age (mo.)	2.1	(Other states account individually for less than
Weighted Average Combined LTV	82.1	5% of the Cut-off Date principal balance.)
Non-Zero Weighted Average FICO	685	CA 18.3%
		FL 10.6%
		NJ 10.6%
Prepayment Penalty (years)		NY 10.1%
None	61.8%	AZ 5.4%
0.001 - 1.000	13.0%
1.001 - 2.000	0.2%
2.001 - 3.000	5.7%	Lien Position
4.001 - 5.000	19.3%	First 100.0%

     *

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Collateral Characteristics
Collateral characteristics are listed below as of the cut-off date*

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	490	$32,747,166.01	10.02%
100,000.01 - 200,000.00	624	88,992,522.31	27.24
200,000.01 - 300,000.00	235	57,726,937.78	17.67
300,000.01 - 400,000.00	145	51,053,305.07	15.63
400,000.01 - 500,000.00	72	32,310,397.62	9.89
500,000.01 - 600,000.00	32	17,393,424.75	5.32
600,000.01 - 700,000.00	17	10,901,575.86	3.34
700,000.01 - 800,000.00	6	4,535,257.23	1.39
800,000.01 - 900,000.00	5	4,333,673.27	1.33
900,000.01 - 1,000,000.00	4	3,955,305.52	1.21
1,000,000.01 - 1,500,000.00	6	7,798,027.51	2.39
1,500,000.01 - 2,000,000.00	4	7,523,381.11	2.30
2,000,000.01 - 4,000,000.00	2	7,429,366.33	2.27
Total:	1,642	$326,700,340.37	100.00%

Minimum:

$23,969.29

Maximum:

$3,835,000.00

Average:

$198,964.88

    *

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
6.501 - 7.000	21	$15,071,499.41	4.61%
7.001 - 7.500	316	83,339,016.62	25.51
7.501 - 8.000	504	96,899,103.02	29.66
8.001 - 8.500	414	71,463,015.38	21.88
8.501 - 9.000	237	36,863,365.88	11.28
9.001 - 9.500	75	12,435,135.16	3.81
9.501 - 10.000	55	7,158,014.72	2.19
10.001 - 10.500	8	1,510,978.79	0.46
10.501 - 11.000	10	1,784,660.47	0.55
11.001 - 11.500	2	175,550.92	0.05
Total:	1,642	$326,700,340.37	100.00%

Minimum:

6.875%

Maximum:

11.500%

Weighted Average:

8.013%

*

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
300	1	$80,572.59	0.02%
301 – 360	1,641	326,619,767.78	99.98
Total:	1,642	$326,700,340.37	100.00%

Minimum: 300.0 Maximum: 360.0 Weighted Average: 359.9

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
298 – 300	1	$80,572.59	0.02%
301 – 360	1,641	326,619,767.78	99.98
Total:	1,642	$326,700,340.37	100.00%
Minimum: 298.0 Maximum: 360.0 Weighted Average: 357.8

*

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*
Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 20.000	1	$650,000.00	0.20%
20.001 - 30.000	4	1,335,170.05	0.41
30.001 - 40.000	11	4,079,175.58	1.25
40.001 - 50.000	17	3,877,351.63	1.19
50.001 - 60.000	34	18,750,043.69	5.74
60.001 - 70.000	79	29,568,487.13	9.05
70.001 - 80.000	516	101,560,808.85	31.09
80.001 - 90.000	334	61,762,389.20	18.89
90.001 - 100.000	646	105,116,914.24	32.18
Total:	1,642	$326,700,340.37	100.00%

Minimum: 18.840% Maximum: 100.000% Weighted Average: 82.094%
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Unknown	3	$254,561.87	0.08%
551 - 600	43	8,701,972.53	2.66
601 - 650	448	80,834,250.21	24.74
651 - 700	607	123,588,507.06	37.83
701 - 750	373	71,149,679.87	21.78
751 - 800	161	38,620,644.41	11.82
801 >=	7	3,550,724.42	1.09
Total:	1,642	$326,700,340.37	100.00%

Non-Zero Minimum:

571

Maximum:

810

NZWA:

685

*

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	1,149	$203,454,435.13	62.27%
Cash Out Refinance	390	94,604,742.84	28.96
Rate/Term Refinance	103	28,641,162.40	8.77
Total:	1,642	$326,700,340.37	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	1,037	$208,461,107.16	63.81%
PUD	266	53,737,516.28	16.45
2-4 Family	239	52,057,787.22	15.93
Condo	97	12,245,154.62	3.75
Other	3	198,775.09	0.06
Total:	1,642	$326,700,340.37	100.00%

*

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*
States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
FL	207	$34,775,882.63	10.63%
NJ	150	34,607,719.72	10.59
NY	131	33,019,247.81	10.11
CA-N	80	30,787,530.80	9.42
CA-S	80	28,880,607.91	8.84
AZ	126	17,664,067.60	5.41
MA	61	16,203,605.33	4.96
TX	97	13,493,917.04	4.13
GA	67	12,038,941.96	3.69
IL	54	10,870,106.22	3.33
VA	48	9,467,531.90	2.90
NV	37	7,577,387.56	2.32
MD	34	6,671,435.19	2.04
NC	31	6,373,637.24	1.95
PA	65	6,247,597.29	1.91
UT	18	5,975,335.45	1.83
SC	31	5,514,592.04	1.69
CO	24	5,481,165.35	1.68
CT	29	5,183,398.62	1.59
OH	33	4,420,760.31	1.35
IN	49	4,178,423.75	1.28
WA	25	4,147,977.20	1.27
MI	23	2,434,411.40	0.75
OR	13	2,303,638.52	0.71
TN	16	2,221,445.85	0.68
DC	7	2,019,050.27	0.62
MO	24	1,961,723.54	0.60
DE	9	1,472,220.67	0.45
NH	8	1,263,381.90	0.39
HI	2	1,256,259.05	0.37
Other	63	8,187,340.25	2.51
Total:	1,642	$326,700,340.37	100.00%

*

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*
Prepayment Penalty in Years
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No penalty	1,025	$201,776,416.27	61.76%
0.001 - 1.000	220	42,612,228.58	13.04
1.001 - 2.000	5	745,243.38	0.23
2.001 - 3.000	121	18,662,418.25	5.71
4.001 - 5.000	271	62,904,033.89	19.26
Total:	1,642	$326,700,340.37	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No Documentation	1,049	$187,953,032.29	57.53%
Limited	354	83,847,741.48	25.67
Full	239	54,899,566.60	16.80
Total:	1,642	$326,700,340.37	100.00%

*

The Mortgage Loans have a cut-off date of December 1, 2002.  The numbers in these collateral tables reflect values as of the cut-off date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).